                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
      Subsection 240.14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                 TRI-COUNTY FINANCIAL CORPORATION
---------------------------------------------------------------
    (Name of Registrant as Specified in its Charter)

                         AMERIANA BANCORP
----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.
[  ]   Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

     5.     Total fee paid:

_________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                       April 7, 1997





Dear Stockholder:

     We are pleased to invite you to attend the Annual Meeting of the Stockholders of Tri-County Financial Corporation (the
"Corporation") to be held at the Holiday Inn, 1 St. Patrick's
Drive, Waldorf, Maryland on Wednesday, May 7, 1997 at 10:00 a.m.

     The attached Notice and Proxy Statement describe the formal business to be transacted at the meeting. Directors and officers of the Corporation as well as a representative of Deloitte &
Touche LLP will be present to respond to any questions the stockholders may have.

     Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


                                   Sincerely,

                                   /s/ Michael L. Middleton

                                   Michael L. Middleton
                                   President

                TRI-COUNTY FINANCIAL CORPORATION
                    3035 LEONARDTOWN ROAD
                  WALDORF, MARYLAND   20601
                      (301) 645-5601


           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON MAY 7, 1997


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stock-holders (the "Meeting") of Tri-County Financial Corporation (the "Corporation") will be held at the Holiday Inn, 1 St. Patrick's Drive, Waldorf, Maryland on Wednesday, May 7, 1997, at 10:00 a.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.     The election of two directors of the Corporation; and

     2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. The Board of Directors has fixed the close of business on March 7, 1997, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ Henry A. Shorter, Jr.

                          HENRY A. SHORTER, JR.
                          SECRETARY

Waldorf, Maryland
April 7, 1997

_________________________________________________________________
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE
CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER
TO ENSURE A QUORUM.  AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED
STATES.
_________________________________________________________________

                     PROXY STATEMENT
                           OF
              TRI-COUNTY FINANCIAL CORPORATION
                  3035 LEONARDTOWN ROAD
                 WALDORF, MARYLAND  20601
                      (301) 645-5601
_________________________________________________________________


_________________________________________________________________
                  ANNUAL MEETING OF STOCKHOLDERS
                         May 7, 1997
_________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri-County Financial Corporation ("Tri-County Financial" or the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting"), which will be held at the Holiday Inn, 1 St. Patrick's Drive, Waldorf, Maryland on Wednesday, May 7, 1997 at 10:00 a.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 7, 1997.

_________________________________________________________________
                     REVOCATION OF PROXIES
_________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at the address shown above or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting.

_________________________________________________________________
         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

     Stockholders of record as of the close of business on March 7, 1997 are entitled to one vote for each share then held. As of March 7, 1997, the Corporation had 754,984 shares of common stock par value $.01 (the "Common Stock") issued and outstanding.

     The following table sets forth, as of March 7, 1997, certain information as to those persons who were beneficial owners of more than 5% of the Corporation's outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by each director, each officer named in the summary compensation table and by all executive officers and directors of the Corporation as a group. Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership with the Corporation and the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports, management knows of no person, other than those set forth in the table below, who owned more than 5% of the Corporation's outstanding shares of Common Stock at March 7, 1997. All beneficial owners listed in the table have the same address as the Corporation.

                                     Amount and           Percent of
                                     Nature of             Shares of
Name of                              Beneficial           Common Stock
Beneficial Owners                    Ownership (1)        Outstanding
-----------------                    -------------        ------------

Tri-County Federal Savings Bank       46,498 (2)           6.2%
  Employee Stock Ownership Plan
  ("ESOP")

Michael L. Middleton                  70,032 (3)           8.9%

C. Marie Brown                        21,914 (4)           2.9%

M. William Runyon                     24,699 (6)           3.3%

Henry A. Shorter, Jr.                 24,036 (5)           3.2%

Gordon A. O'Neill                     38,293 (5)(6)        5.0%

W. Edelen Gough, Jr.                  10,919 (5)           1.4%

H. Beaman Smith                       25,950 (5)           3.4%

All Executive Officers and           232,017 (7)          28.1%
   Directors as a Group
   (9 persons)

____________________
(1) Includes certain shares owned by spouses, or as custodian or trustee for minor children over which shares all officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2) These shares are currently held in a suspense account for future allocation and/or distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and shares for which no instructions have been received are voted by the trustees in the manner directed by the ESOP committee.
(3)  Includes 28,438 shares of Common Stock which may be received upon the
     exercise of stock options.   Also includes 6,008 shares of Common Stock
     allocated to Mr. Middleton under the ESOP.
(4) Includes 10,551 shares of Common Stock which may be received upon the exercise of stock options and 3,599 shares of Common Stock allocated under the ESOP.
(5) Includes 7,196, 7,196, 1,837 and 7,196 shares that may be received upon the exercise of options by Directors Shorter, O'Neill, Gough and Smith, respectively.
(6) Includes 10,808 shares of Common Stock held by the ESOP which have not been allocated to the accounts of participants; these shares are deemed to be under the control of the Director in connection with his service as Trustee of the ESOP.
(7) Includes 72,029 shares of Common Stock which may be received upon the exercise of stock options. Also includes 13,135 shares of Common Stock allocated to all executive officers and directors as a group under the ESOP and 10,808 shares held by the ESOP that are not allocated to the accounts of participants and are deemed to be under the control of two Directors in connection with their service as Trustees of the ESOP.


_________________________________________________________________
               PROPOSAL I - ELECTION OF DIRECTORS
_________________________________________________________________

     Tri-County Financial's Board of Directors currently consists of seven members. The Corporation's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually.

     The Board of Directors has nominated for election as directors Herbert N. Richmond, Jr. and Henry A. Shorter, Jr. to serve for three year terms and until their successors are elected and qualified. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. The Corporation's Articles of Incorporation provide that stockholders may not cumulate their votes for the election of directors.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     Under the Corporation's Bylaws, directors shall be elected by a majority of those votes cast by stockholders at the Meeting.
Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

     The following table sets forth certain information for each
nominee and director continuing in office.   Mr. Redmond was
nominated by the Board of Directors to fill a seat previously occupied by Mr. M. William Runyon who will be retiring as of May 7, 1997.



                                 Age at         First       Year
                               December 31,    Elected     Term to
Name                             31, 1996     Director(1)   Expire
-----                          ------------   -----------  --------

BOARD NOMINEES:

Herbert N. Redmond, Jr.         56             --           2000 (2)

Henry A. Shorter, Jr.           66            1966          2000 (2)

DIRECTORS CONTINUING IN OFFICE:

Michael L. Middleton            49            1979          1998

Gordon A. O'Neill               71            1968          1998

C. Marie Brown                  54            1991          1998

W. Edelen Gough, Jr.            68            1970          1999

Beaman Smith                    51            1986          1999

______________
(1) Reflects the year first elected as a director of Tri-County Federal Savings Bank of Waldorf (the "Savings Bank"). With the exception of Ms. Brown, who was appointed in October 1991, and Mr. Redmond, who will, if elected, be serving his first term, each director became a director of the Corporation on the date of its incorporation in September 1989.
(2)  Assuming the individual is elected.


     The principal occupation of each director of Tri-County
Financial is set forth below. Unless otherwise noted, all directors have held the position described below for at least the past five years and reside in southern Maryland.

     HERBERT N. REDMOND, JR. is the Senior Vice President and Manager of the St. Mary's County office of the D.H. Steffens Company, which provides civil engineering, land planning and land surveying services. He is a member and director of the Leonardtown Rotary, serves on the boards of Health Share of St. Mary's County and the St. Mary's County Building Officials and Code Administrators Appeals Board, participates in the St. Mary's County Development Review Forum and is a member of the St. Mary's County Historical Society.

     HENRY A. SHORTER, JR. is the Secretary of the Corporation and the Savings Bank, and has served in this capacity with the Savings Bank since 1968. Mr. Shorter is a member of the American
Legion and is a retired restaurant owner.

     MICHAEL L. MIDDLETON is President and Chief Executive Officer of the Corporation and the Savings Bank. Mr. Middleton joined the Savings Bank in 1973 and served in various management positions until 1979 when he became President of the Savings Bank. Mr. Middleton is a Certified Public Accountant and holds a Masters of Business Administration. As President and Chief Executive Officer of the Savings Bank, Mr. Middleton is responsible for the overall operation of the Savings Bank pursuant to the policies and procedures established by the Board of Directors. Mr. Middleton is a member of the Rotary Club of Waldorf and is a Paul Harris Fellow. In December 1995, Mr. Middleton was appointed to the Board of Directors of the Federal Home Loan Bank of Atlanta.

     GORDON A. O'NEILL is a partner in the insurance agency of Alger & O'Neill located in La Plata, Maryland. He is a member of the Charles County Chamber of Commerce and the La Plata Business
Association.

     C. MARIE BROWN has been associated with the Savings Bank for 21 years and serves as its Senior Vice President of Human Resources and Data Processing. Ms. Brown is an alumnus of Charles County Community College with an associates of arts degree in management development. She is a supporter of the Handicapped and Retarded Citizens of Charles County, of Zonta and of various administrative committees of the Hughesville Baptist Church.

     W. EDELEN GOUGH, JR. retired from his position as a vice president in charge of administration of the Corporation and the Savings Bank in May 1994. He had served in this capacity with the Savings Bank since 1970. He is a member of the Rotary Club of Lexington Park, Maryland and the Optimist Club in Chaptico, Maryland.

     BEAMAN SMITH is the Treasurer of the Corporation and has been the president of Accosystems, Inc., a computer software company, since 1989. Prior to that time, Mr. Smith was a majority owner of the Smith's Family Honey Company in Bryans Road, Maryland. Mr. Smith is a Vice President of Fry Plumbing Company of Washington, D.C., a Trustee of the Ferguson Foundation, a member of the Bryans Road Sports Council and the Treasurer of the Mayaone Association.

________________________________________________________________
    MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
_________________________________________________________________

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees.
No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

     The Corporation's audit committee, consisting of the full Board of Directors of the Corporation, meets with the Corporation's independent auditors in connection with its annual audit and to review the Corporation's accounting and financial reporting policies and practices. The audit committee met once during 1996.

     The Corporation's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor established any procedures for this purpose. The Board of Directors met once in its capacity as nominating committee during 1996.

________________________________________________________________
                  EXECUTIVE COMPENSATION
________________________________________________________________

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation awarded to or earned in the last three years by the chief executive officer of the Corporation and the only other executive officer who earned in excess of $100,000 in salary and bonus in 1996.

                                                     Long-Term
                              Annual Compensation   Compensation
Name and                      -------------------      Awards        All Other
Principal Position     Year    Salary   Bonus(1)    Option/SAAs(2)  Compensation
-----------------      ----    ------   --------    -------------   ------------

Michael L. Middleton   1996   $134,588   $79,945        --            $25,328 (3)
President              1995    130,600    90,627   3,077/7,693 (4)     16,985
                       1994    126,249    63,246   2,197/5,494 (4)(5)  18,695

C. Marie Brown         1996   $ 83,500   $39,679        --            $22,202 (6)
Senior Vice President  1995     80,000    44,411   1,508/3,770 (4)     14,447
                       1994     75,000    28,181     979/2,448 (4)(5)  13,249

___________
(1) Represents bonuses paid pursuant to the Savings Bank's Executive Incentive Compensation Plan (the "Incentive Plan"), adopted by the Board of Directors in February 1992. Pursuant to the Incentive Plan, the Savings Bank, for each year in which the Incentive Plan is in effect, pays each participant a year-end bonus equal to a percentage of his compensation times the "Multiplier," as defined below. The percentage of compensation taken into account for Mr. Middleton and Ms. Brown for this purpose is 10% and 8%, respectively. The Multiplier equals (i) the percentage by which the Corporation's return on equity ("ROE") exceeds the median ROE of other members of a peer group comprised of all other savings associations headquartered in the State of Maryland, plus (ii) the percentage by which the Savings Bank's nonperforming loans (loans over 90 days delinquent and real estate owned) as a percentage of total assets ("NPL") betters the median NPL of other members of the peer group.
(2)  Consists of awards under the Incentive Plan.
(3) Consists of $8,500 in directors' fees, $9,894 in contributions under the ESOP, matching contributions under the 401(k) Plan of $3,350 and split-dollar life insurance premiums of $3,584.
(4) At December 31, 1996, Mr. Middleton and Ms. Brown waived the right to receive payments related to 1996 appreciation and all future payments related to outstanding previously issued SAAs.
(5) In December 1995, the Board of Directors determined that certain option and stock appreciation awards made under the Incentive Plan had been made using an incorrect fair market value of the Common Stock. To correct this error, the Board rescinded the awards previously made in 1992, 1993 and 1994 and issued new options at the current fair market value. The figures presented herein for 1994 reflect the corrected award amounts as if they had been granted in the respective periods.
(6) Consists of $8,500 in directors' fees, $8,556 in contributions under the Savings Bank's ESOP, matching contributions under the 401(k) Plan of $3,115 and split-dollar life insurance premiums of $2,031.



AGGREGATED OPTION/SAA EXERCISES IN 1996 AND YEAR-END OPTION/SAA
VALUES

     The following table sets forth information concerning exercises of options/SAAs by the named executive officers during the year ended December 31, 1996, as well as the value of options/SAAs held by such persons at the end of the fiscal year.

                                                                         Value of
                                                                         Unexercised
                                                        Number of        In-the-Money
                                                        Unexercised      Options/SAAs
                                                        Options/SAAs at  at Fiscal
                                                        Fiscal Year-End  Year-End
                      Shares Acquired      Value        (All Immediately (All Immediately
Name                    on Exercise       Realized      Exercisable)     Exercisable)
----                 ---------------      ---------     -----------      --------------
Michael L. Middleton   16,220            $288,878        28,438           $355,103

C. Marie Brown          3,316              45,451        11,888           $141,015


EMPLOYMENT AGREEMENTS

     As of June 1, 1986, the Savings Bank entered into an employment agreement with Michael L. Middleton which currently provides for an annual salary of $139,038. The agreement provides for Mr. Middleton's employment for a period of five years, subject to an automatic annual one-year extension. The agreement provides for termination for cause or upon certain events specified by regulations administered by the Office of Thrift Supervision. The agreement is also terminable by the Savings Bank without cause, in which case Mr. Middleton would be entitled to one full year's compensation as in effect on the date of termination payable in a lump sum, plus full hospitalization as in effect on the date of termination for a period of six months. If, following a change in control of the Corporation or the Savings Bank, the Savings Bank terminates Mr. Middleton's employment for any reason other than (i) cause, as defined in the agreement or (ii) retirement at or after the normal retirement age under a qualified pension plan maintained by the Savings Bank, or if the Savings Bank otherwise changes the capacity or circumstances in which Mr. Middleton is employed or causes a reduction in his responsibilities, authority, compensation or other benefits provided under the agreement without Mr. Middleton's consent, then Mr. Middleton shall be entitled to receive an amount equal to 2.99 times the average annual compensation payable by the Savings Bank and includable in Mr. Middleton's gross income for the most recent five taxable years. Control refers to the ownership of 25% or more of the Savings Bank's or Corporation's Common Stock by any person or group. The agreement provides, among other things, for annual review of compensation, for participation in an equitable manner in any stock option plan or incentive plan to the extent authorized by the Savings Bank's Board of Directors for its key management employees and for participation in pension, group life insurance, medical coverage and in other employee benefits applicable to executive personnel.

     The Savings Bank maintains a similar employment agreement with C. Marie Brown, Senior Vice President of Human Resources and Data Processing. Ms. Brown's agreement has a three-year term and provides for a current annual salary of $86,260 and a change in control payment equal to 2.00 times Ms. Brown's five-year average annual compensation.

     The aggregate payment that would be made to Mr. Middleton and Ms. Brown assuming the termination of their employment under the foregoing circumstances at December 31, 1996 would be approximately $390,000 and $170,000, respectively.


_________________________________________________________________
                    DIRECTORS' COMPENSATION
_________________________________________________________________

BOARD FEES

     Directors of the Corporation receive fees of $300 per
meeting attended.   Members of the Savings Bank's Board of
Directors currently receive fees of $350 per meeting attended and an annual retainer of $3,500. Members of the Savings Bank's executive committee receive a fee of $350 per meeting attended. Members of the Savings Bank's audit committee receive fees of $350 per meeting attended.

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     The Corporation maintains a stock option plan for non-employee directors, adopted by the Board of Directors in December 1995. Under that plan, the Corporation granted to non-employee directors options to purchase an aggregate of 8,750 shares of the Common Stock during 1995.

DIRECTOR RETIREMENT PLAN

     The Savings Bank's Board of Directors has adopted a retirement plan for members of the Board of Directors of the Savings Bank (the "Directors' Plan"), effective January 1, 1995. Under the Directors' Plan, each non-employee Directors of the Savings Bank will receive an annual retirement benefit for ten years following his termination of service on the Savings Bank's Board in an amount equal to the product of his "Benefit Percentage," his "Vested Percentage," and $3,500. A participant's "Benefit Percentage" is based on his overall years of service as a non-employee director of the Savings Bank, and increases in increments of 33-1/3% from 0% for less than five years of service, to 33-1/3% for five to nine years of service, to 66-2/3% for 10 to 14 years of service, and to 100% for 15 or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant is serving on the Board on January 1, 1995 (the "Effective Date"), increases to 66-2/3% if the participant completes one year of service after the Effective Date, and becomes 100% if the participant completes a second year of service after the Effective Date. However, in the event a participant retires from service on the Board due to "disability" (as determined by the Board of Directors of the Savings Bank) or for any reason after attaining age 65, the participant's Vested Percentage will become 100% regardless of his years of service.
A participant's vested percentage will also become 100% in the event of a "change in control" (as defined in the Directors'
Plan). This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

     If a participant terminates service on the Board due to disability, the Savings Bank will pay the participant each year for ten years an amount equal to the product of his Benefit Percentage and $3,500. The Directors' Plan also provides death benefits to a participant's surviving spouse under certain conditions.

     The Directors' Plan also establishes a deferred compensation program for members of the Board of Directors of the Savings Bank. Under the Directors' Plan, directors of the Savings Bank may elect to defer all or any portion of the fees and/or salary otherwise payable to him or her in cash for any calendar year in which the Directors' Plan is in effect. Deferred amounts will be credited to a bookkeeping account in the participant's name, which will also be credited annually with: (a) the investment return which would have resulted if such deferred amounts had been invested in savings accounts having a return equal to the highest interest rate which the Savings Bank pays on certificates of deposit, regardless of their term, and (b) a deemed matching contribution by the Savings Bank in an amount equal to the product of the "Multiplier" (as defined below) for the calendar year, and 1.5% of the participant's aggregate fee deferrals for the year. The Multiplier equals (i) the percentage by which the Corporation's return on equity ("ROE") exceeds the median ROE of other members of a peer group comprised of all other savings associations headquartered in the State of Maryland, plus (ii) the percentage by which the Savings Bank's nonperforming loans (loans over 90 days delinquent and real estate owned) as a percentage of total assets ("NPL") betters the median NPL of other members of the peer group. Participants may determine the time and form of
benefit payments and may cease future deferrals any time.
Changes in participant elections generally become effective only as of the following January 1st, except that (i) elections designating a beneficiary or ceasing future contributions will be given immediate effect, and (ii) participants may change elections as to the timing or form of distributions only with respect to subsequently deferred compensation.

_________________________________________________________________
    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
_________________________________________________________________

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, the Corporation's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year, the Corporation believes that during 1996, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with the reporting requirements except for Director Runyon and Officer Ramos who each inadvertently failed to timely file one report governing one transaction.

_________________________________________________________________
    TRANSACTIONS WITH THE CORPORATION AND THE SAVINGS BANK
_________________________________________________________________

     The Savings Bank has followed a policy of offering loans to its officers, directors and employees for the financing and improvement of their personal residences as well as consumer loans. These loans are made in the ordinary course of business and upon substantially the same terms, including collateral, interest rate and origination fees, as those prevailing at the time for comparable transactions, and do not involve more than the normal risk of collectibility or present any unfavorable features.

_________________________________________________________________
        RELATIONSHIP WITH INDEPENDENT AUDITORS
_________________________________________________________________

     Effective on October 4, 1995, the Corporation's Audit Committee voted to replace the Corporation's former independent auditors, Councilor, Buchanan & Mitchell, P.C., with the Corporation's current independent auditors, Deloitte & Touche LLP. The authority to change independent auditors was duly delegated to the Audit Committee by the Board of Directors. In connection with their audit of the fiscal year ended December 31, 1994 and through the date of their dismissal, there were no disagreements with Councilor, Buchanan & Mitchell, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Councilor, Buchanan & Mitchell, P.C., would have caused them to make reference to the subject of such disagreement in connection with their reports. In addition, during this period there was no adverse opinion or disclaimer of opinion or any opinion qualified or modified as to uncertainty, audit scope or accounting principles.

     The Board of Directors presently intends to renew the Company's arrangements with Deloitte & Touche LLP to be its independent auditors for the fiscal year ending December 31, 1997. A representative of Deloitte & Touche LLP is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

_________________________________________________________________
                        OTHER MATTERS
_________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should pro-perly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof by the person or persons voting the proxies as directed by the Board of Directors.

_________________________________________________________________
                        MISCELLANEOUS
_________________________________________________________________

     The cost of solicitation of proxies will be borne by the Corporation. In addition to conducting solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders, including financial statements, accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

_________________________________________________________________
                   STOCKHOLDER PROPOSALS
_________________________________________________________________

     To be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 3035 Leonardtown Road, Waldorf, Maryland 20601 no later than December 7, 1997.
Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ Henry A. Shorter, Jr.

                          HENRY A. SHORTER, JR.
                          SECRETARY
Waldorf, Maryland
April 7, 1997
_________________________________________________________________
                          FORM 10-K
_________________________________________________________________
A COPY OF THE CORPORATION'S FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF MARCH 7, 1997, UPON WRITTEN REQUEST TO THE SECRETARY, TRI-COUNTY FINANCIAL CORPORATION, 3035 LEONARDTOWN ROAD, WALDORF, MARYLAND 20601
_________________________________________________________________



                     REVOCABLE PROXY

               TRI-COUNTY FINANCIAL CORPORATION

                ANNUAL MEETING OF STOCKHOLDERS
                        May 7, 1997

     The undersigned hereby appoints Michael L. Middleton and Beaman Smith, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Tri-County Financial Corporation (the "Corporation") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn, 1 St. Patrick's Drive, Waldorf, Maryland on Wednesday, May 7, 1997 at 10:00 a.m. and at any and all adjourn-ments thereof, as follows:

                                                        VOTE
                                                FOR    WITHHELD
                                                ---    --------
The election as directors of both nominees
listed below (except as marked to the
contrary).                                      [  ]    [   ]

   Herbert N. Redmond, Jr.
   Henry A. Shorter, Jr.

   INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR EITHER
   NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.
   _______________________________________________

     The Board of Directors recommends a vote "FOR" the listed proposition.

_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 1997 ANNUAL MEETING.
_________________________________________________________________

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 7, 1997, and an annual report.

Dated: _______________________, 1997


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


_________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
_________________________________________________________________